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                                                                    EXHIBIT 23.2
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Hooper Holmes, Inc.

       We consent to the use of our report incorporated herein by reference.

                                                                    /s/ KPMG LLP

Short Hills, New Jersey
October 23, 2001